                                                               EXHIBIT 99.1

                                                                          Form 1

TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF COMPLIANCE WITH OPERATING REQUIREMENTS FOR THE PERIOD ENDED: MAY 31, 2003

In re:   American Architectural Products Corporation           CASE NO: 00-43726
         -------------------------------------------           CHAPTER 11
         Debtor                                                Judge: Bodoh


As debtor in possession, I affirm:

     1. That I have reviewed the financial statements attached hereto, consisting of:
               a.   Operating Statement (Form 2)
               b.   Balance Sheet (Form 3)
               c.   Summary of Operations (Form 4)
               d.   Monthly Cash Statement (Form 5)
               e.   Statement of Compensation (Form 6)

          and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

     2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS in effect except as follows:

                    The Company has been unsuccessful in its attempts to obtain property insurance for the two unoccupied buildings owned by Forte, Inc. since January 15, 2003. The fair values of these properties are negligible.

     3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions for Chapter 11 Cases ARE current.

     4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

June 23, 2003                              /s/ Joseph Dominijanni
-------------                              -----------------------------
Date                                       Joseph Dominijanni, President
                                           Debtor in Possession

                                           724-940-2330
                                           ------------
                                           Phone

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION, ET.AL.        CASE NUMBER 00-43276

NOTES:

Of the companies listed in the Notice of Bankruptcy Filing, the following companies are not active:


  AAPC Two Acquisition Company            AAPC Three Acquisition Company
  AAPC Four Acquisition Company           AAPC Five Acquisition Company
  AAPC Six Acquisition Company            AGI Liquidation Company 2002; f/k/a
                                            American Glassmith Company
  AWS Liquidation Company 2002,           BBP Liquidation Company 2002, f/k/a
     f/k/a American Weather-Seal            Binnings Building Products, Inc.
     Company
  Danvid Window Company                   Denver Window Company
  Eagle Window and Door Center, Inc.      E&T 2002 Liquidation Company, f/k/a
                                            Eagle and Taylor Company
  Forte, Inc.                             Fortified Window and Door Company,
                                            f/k/a AAPC One Acquisition
                                            Company
  Modern Window Corporation               Thermetic Glass, Inc.
  VinylSource, Inc.                       WIG Liquidation Company

Operating and Monthly Cash Statements for the above companies have not been prepared, as balances are zero. Any cash disbursements required by these entities are processed through the Corporate Disbursement account.

AAPC One Acquisition Company was activated in July 2001 and was renamed Fortified Window and Door Company.

The assets of Denver Window Company were sold in September 2001. The proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit.

Forte, Inc. is shut down with only clean-up issues remaining.

The assets of Binnings Pan American and TM Window and Door Company (Divisions of Binnings Building Products) were sold February 14, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of American Glassmith Company (n/k/a AGI 2002 Liquidation Company) were sold effective March 22, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of Eagle Window and Door Company, a division of Eagle and Taylor Company (n/k/a E&T 2002 Liquidation Company) were sold May 6, 2002. A portion of the proceeds from the sale were used to repay the total indebtedness under the DIP Facility Agreement with CIT Business Credit. The remaining proceeds were placed in a Dreyfus Government Cash Management Account with Fleet Bank.


New checking and lockbox accounts were established with National City Bank, Cleveland, Ohio in June 2002. The Fleet Bank lockbox and checking were closed in August 2002.

The assets of Thermetic Glass Inc. were sold August 23, 2002. The sale proceeds were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of American Weather-Seal Company (n/k/a AWS Liquidation Company
2002) were sold December 6, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of Binnings Building Products Company (n/k/a BBP Liquidation Company 2002) were sold December 31, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

The Company sold one building owned by AWS Liquidation Company on February 28, 2003. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

The Company has been unsuccessful in its attempts to obtain property insurance for the two unoccupied buildings owned by Forte, Inc. since January 15, 2003. The fair values of these properties are negligible.

The Company sold the assets of Danvid Window Company on April 1, 2003. The proceeds from the sale were deposited in a Dreyfus Government Cash Management Account with National City Bank.

In April 2003, the Company closed the Dreyfus Government Cash Management Account and transferred the balance to an Investment Sweep Account with National City Bank.

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
CASE # 00-43726                                                         FORM 2
Operating Statement
FOR THE MONTH ENDED MAY 31, 2003



                                                     AMERICAN      BINNINGS      DANVID                    DENVER
                                      AMERICAN     WEATHER-SEAL    BUILDING      WINDOW   EAGLE & TAYLOR   WINDOW
                                    GLASSMITH INC.   COMPANY       PRODUCTS      COMPANY      COMPANY      COMPANY
                                    -------------- ------------    --------      -------- --------------   --------
  Net Sales                             $    -      $       -      $      -      $      -      $    -         $ -

Cost of Sales                                -              -             -             -           -           -
                                        ------      ---------      --------      --------      ------       ------
     Gross Profit                            -              -             -             -           -           -

Selling Expense                              -              -             -             -           -
General and Administrative Expenses          -              -             -             -           -           -
                                        ------      ---------      --------      --------      ------       ------
     Income (Loss) from Operations           -              -             -             -           -           -

Interest Expense, net                        -              -             -             -           -
Reorganization Costs                         -              -             -             -           -           -
Other (Income) Expense                     328        (10,955)      (48,935)      (59,131)        280           -
                                        ------      ---------      --------      --------      ------       ------
     Income (Loss) Before Taxes           (328)        10,955        48,935        59,131        (280)          -

Income Taxes                                 -              -             -             -           -           -
                                        ------      ---------      --------      --------      ------       ------
     Net Income (Loss)                  $ (328)     $  10,955      $ 48,935      $ 59,131      $ (280)        $ -
                                        ======      =========      ========      ========      ======       ======


                                    EAGLE WINDOW
                                      AND DOOR   THERMETIC
                                     CENTER INC. GLASS INC.  FORTE, INC.   CORPORATE
                                    ------------ ----------  -----------   ----------
  Net Sales                           $    -      $     -      $     -      $       -

Cost of Sales                              -            -            -              -
                                      ------      -------      -------      ---------
     Gross Profit                          -            -            -              -

Selling Expense                            -            -            -              -
General and Administrative Expenses        -            -            -        245,550
                                      ------      -------      -------      ---------
     Income (Loss) from Operations         -            -            -       (245,550)

Interest Expense, net                      -            -            -              -
Reorganization Costs                       -            -            -         76,646
Other (Income) Expense                (4,782)       8,087       (7,895)       (69,328)
                                      ------      -------      -------      ---------
     Income (Loss) Before Taxes        4,782       (8,087)       7,895       (252,868)

Income Taxes                               -            -            -              -
                                      ------      -------      -------      ---------
     Net Income (Loss)                $4,782      $(8,087)     $ 7,895      $(252,868)
                                      ======      =======      =======      =========








 THE FOLLOWING COMPANIES ARE INACTIVE:

 Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
 AAPC Two Acquisition Corporation           AAPC Three Acquisition Corporation
 AAPC Three Acquisition Corporation         AAPC Four Acquisition Corporation
 AAPC Four Acquisition Corporation          AAPC Five Acquisition Corporation
 AAPC Five Acquisition Corporation          AAPC Six Acquisition Corporation
 AAPC Six Acquisition Corporation
 Modern Window Company
 Vinylsource, Inc.
 WIG Liquidation Company

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
CASE # 00-43726                                                      FORM 3
Balance Sheets
MAY 31, 2003

                                                                           AMERICAN       BINNINGS       DANVID
                                                            AMERICAN     WEATHER-SEAL     BUILDING       WINDOW      EAGLE & TAYLOR
                                                         GLASSMITH INC.    COMPANY        PRODUCTS       COMPANY        COMPANY
                                                         --------------  ------------   ------------   ------------  --------------
ASSETS
Cash                                                       $         -   $          -   $          -   $     (5,688)  $          -
Accounts receivable -- Pre-petition                                  -              -          9,161              -              -
Accounts receivable -- Post-petition                                 -              -              -              -              -
                                                           -----------   ------------   ------------   ------------   ------------
  Gross Accounts receivable                                          -              -          9,161              -              -
Less:  Allowance for Doubtful Accounts                               -              -              -              -              -
                                                           -----------   ------------   ------------   ------------   ------------
  Net Accounts Receivable                                            -              -          9,161              -              -
Intercompany A/R-A/P                                                 -              -              -              -        713,303
Inventories                                                          -              -              -              -              -
Prepaid expenses and other current assets                            -              -              -         32,271          8,990
                                                           -----------   ------------   ------------   ------------   ------------
      TOTAL CURRENT ASSETS                                           -              -          9,161         26,583        722,293

Property, plant & equipment, net                                     -        852,880              -              -        300,000
Deposits and other assets                                            -              -      1,502,640              -              -
                                                           -----------   ------------   ------------   ------------   ------------
      TOTAL NON-CURRENT ASSETS                                       -        852,880      1,502,640              -        300,000
                                                           -----------   ------------   ------------   ------------   ------------
                                                           $         -   $    852,880   $  1,511,801   $     26,583   $  1,022,293
                                                           ===========   ============   ============   ============   ============

LIABILITIES
Accounts payable -- Pre-petition                           $   516,488   $  1,842,994   $  2,913,563   $  1,052,878   $    945,635
Accounts payable -- Post-petition                                    -              -              -              -              -
                                                           -----------   ------------   ------------   ------------   ------------
      Total Accounts payable                                   516,488      1,842,994      2,913,563      1,052,878        945,635
Accrued expenses - Other                                        25,685        586,652        876,771        200,594              -
Accrued expenses - Payroll -- Post-petition                          -              -              -              -              -
Current Portion of Long Term Debt                                    -              -              -              -              -
Current portion of capital lease obligations                         -              -              -              -              -
                                                           -----------   ------------   ------------   ------------   ------------
      TOTAL CURRENT LIABILITIES                                542,173      2,429,646      3,790,334      1,253,472        945,635

Long-term capital lease obligations, less current portion            -              -              -              -              -
Intercompany investment                                      3,201,662     38,367,561     26,446,907     17,803,365     11,990,385
Intercompany payable/(receivable)                             (655,464)   (10,170,744)    19,979,157     (7,114,300)   (92,817,100)
Accrued warranty obligations, less current portion                   -              -              -              -              -
Other liabilities                                                    -              -              -              -              -
                                                           -----------   ------------   ------------   ------------   ------------
      TOTAL LONG-TERM LIABILITIES                            2,546,198     28,196,817     46,426,064     10,689,065    (80,826,715)
                                                           -----------   ------------   ------------   ------------   ------------
      TOTAL LIABILITIES                                      3,088,371     30,626,463     50,216,398     11,942,537    (79,881,080)

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized 100,000 shares;                  -              -              -            765          2,000
Additional paid in capital                                           -              -              -      1,008,849              -
Treasury stock                                                       -              -              -              -              -
Retained earnings                                           (3,088,371)   (29,773,583)   (48,704,597)   (12,925,568)    80,901,373

                                                           -----------   ------------   ------------   ------------   ------------
      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                  (3,088,371)   (29,773,583)   (48,704,597)   (11,915,954)    80,903,373
                                                           -----------   ------------   ------------   ------------   ------------
                                                           $         -   $    852,880   $  1,511,801   $     26,583   $  1,022,293
                                                           ===========   ============   ============   ============   ============

                                                             DENVER     EAGLE WINDOW
                                                             WINDOW        AND DOOR     THERMETIC
                                                             COMPANY     CENTER INC.    GLASS INC.     FORTE, INC.     CORPORATE
                                                           -----------   -----------   ------------   ------------   -------------
ASSETS
Cash                                                       $         -   $         -   $          -   $          -   $  58,321,989
Accounts receivable -- Pre-petition                                  -             -              -              -               -
Accounts receivable -- Post-petition                                 -             -              -              -          14,675
                                                           -----------   -----------   ------------   ------------   -------------
  Gross Accounts receivable                                          -             -              -              -          14,675
Less:  Allowance for Doubtful Accounts                               -             -              -              -               -
                                                           -----------   -----------   ------------   ------------   -------------
  Net Accounts Receivable                                            -             -              -              -          14,675
Intercompany A/R-A/P                                        (1,014,274)            -              -              -               -
Inventories                                                          -             -              -              -               -
Prepaid expenses and other current assets                            -             -              -              -         428,756
                                                           -----------   -----------   ------------   ------------   -------------
      TOTAL CURRENT ASSETS                                  (1,014,274)            -              -              -      58,765,420

Property, plant & equipment, net                                     -             -              -        200,000       1,325,554
Deposits and other assets                                            -             -              -              -         538,868
                                                           -----------   -----------   ------------   ------------   -------------
      TOTAL NON-CURRENT ASSETS                                       -             -              -        200,000       1,864,422
                                                           -----------   -----------   ------------   ------------   -------------
                                                           $(1,014,274)  $         -   $          -   $    200,000   $  60,629,842
                                                           ===========   ===========   ============   ============   =============

LIABILITIES
Accounts payable -- Pre-petition                           $    31,372   $       502   $     31,321   $          -   $     902,474
Accounts payable -- Post-petition                                    -             -              -              -         262,890
                                                           -----------   -----------   ------------   ------------   -------------
      Total Accounts payable                                    31,372           502         31,321              -       1,165,364
Accrued expenses - Other                                             -             -          5,000              -      18,440,424
Accrued expenses - Payroll -- Post-petition                          -             -              -              -          58,238
Current Portion of Long Term Debt                                    -             -              -              -     132,500,000
Current portion of capital lease obligations                         -             -              -              -               -
                                                           -----------   -----------   ------------   ------------   -------------
     TOTAL CURRENT LIABILITIES                                  31,372           502         36,321              -     152,164,026

Long-term capital lease obligations, less current portion            -             -              -              -               -
Intercompany investment                                        221,015             -      4,201,527        366,907    (105,926,487)
Intercompany payable/(receivable)                                    -     3,214,850      6,443,070     17,338,217      63,781,713
Accrued warranty obligations, less current portion                   -             -              -              -               -
Other liabilities                                                    -             -              -              -               -
                                                           -----------   -----------   ------------   ------------   -------------
      TOTAL LONG-TERM LIABILITIES                              221,015     3,214,850     10,644,597     17,705,124     (42,144,774)
                                                           -----------   -----------   ------------   ------------   -------------
      TOTAL LIABILITIES                                        252,387     3,215,352     10,680,918     17,705,124     110,019,252

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized 100,000 shares;                  -             -              -        484,601       1,661,466
Additional paid in capital                                           -             -              -      5,276,329       6,934,698
Treasury stock                                                       -             -              -              -        (100,000)
Retained earnings                                           (1,266,661)   (3,215,352)   (10,680,918)   (23,266,054)    (57,885,574)
                                                           -----------   -----------   ------------   ------------   -------------
      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                  (1,266,661)   (3,215,352)   (10,680,918)   (17,505,124)    (49,389,410)
                                                           -----------   -----------   ------------   ------------   -------------
                                                           $(1,014,274)  $         -   $          -   $    200,000   $  60,629,842
                                                           ===========   ===========   ============   ============   =============

THE FOLLOWING COMPANIES ARE INACTIVE:

 Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
 AAPC Two Acquisition Corporation           AAPC Three Acquisition Corporation
 AAPC Three Acquisition Corporation         AAPC Four Acquisition Corporation
 AAPC Four Acquisition Corporation          AAPC Five Acquisition Corporation
 AAPC Five Acquisition Corporation          AAPC Six Acquisition Corporation
 AAPC Six Acquisition Corporation
 Modern Window Company
 Vinylsource, Inc.
 WIG Liquidation Company

Monthly Summary of Operations                                            Form 4
DANVID WINDOW COMPANY                                      Case Number 00-43726
Period Ended: MAY 31, 2003
Schedule of Postpetition Taxes Payable

                             Beginning         Accrued/    Payments/       Ending
                              Balance          Withheld    Deposits        Balance
                             ---------         --------    ---------       -------
Income taxes withheld:
Federal                       $     -           $   -     $     -           $   -
State                               -               -           -               -
Local                               -                                           -

FICA withheld                       -               -           -               -

Employers FICA                      -               -           -               -

Unemployment tax:
Federal                             -               -           -               -
State                               -               -           -               -

Sales, use & excise            67,121               -      67,121               -

Property tax                        -               -           -               -

Other taxes                         -               -           -               -
                              -------           -----      -------          -----
Total                         $67,121           $   -     $67,121           $   -
                              =======           =====      =======          =====



Aging of accounts receivable and post-petition accounts payable


Age in days                      0-30         30-60        Over 60        Total
                                 ----         -----        -------        -----

Post petition
accounts payable                $    -        $    -        $    -        $    -

Accounts receivable             $    -        $    -        $    -        $    -

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Monthly Summary of Operations                                            Form 4
AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE
Period Ended: MAY 31, 2003                                 Case Number 00-43726
Schedule of Post-petition Taxes Payable

                                Beginning     Accrued/      Payments/       Ending
                                 Balance      Withheld      Deposits        Balance
                                 -------      --------      --------        -------
Income taxes withheld:
Federal                          $    -        $    -        $    -        $    -
State                                 -             -             -             -
Local                                 -             -             -             -

FICA withheld                         -             -             -             -

Employers FICA                        -             -             -             -

Unemployment tax:
Federal                               -             -             -             -
State                                 -             -             -             -

Sales, use & excise                   -             -             -             -

Property tax                          -             -             -             -

Other taxes                           -             -             -             -
                                 -------       -------       -------       -------
Total                            $    -        $    -        $    -        $    -
                                 =======       =======       =======       =======

Aging of accounts receivable and post-petition accounts payable

Age in days                  0-30            30-60         Over 60          Total
                             ----            -----         -------          -----
Post petition
accounts payable           $110,487        $ 51,577        $100,826        $262,890

Accounts receivable        $ 14,675

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

                                                                         Form 4
                     AMERICAN ARCHITECTURAL PRODUCTS CORP.
                         ACCOUNTS PAYABLE AGING DETAIL
                                 APRIL 30, 2003            Case Number 00-43726


                            DATE                              NAME                       OPEN BALANCE
                       ----------------   -----------------------------------------   -------------------
1 - 30
                            05/29/2003    North Pittsburgh Telephone Company            $         160.54
                            04/03/2003    Squire, Sanders & Dempsey LLP                        99,433.50
                            04/03/2003    Squire, Sanders & Dempsey LLP                         8,760.15
                            05/29/2003    Danvid Window Company                                 2,132.92
                                                                                      -------------------
Total 1 - 30                                                                                  110,487.11

31 - 60
                            03/20/2003    Kramer, Levin, Naftalis & Frankel, LLP               50,995.50
                            03/20/2003    Kramer, Levin, Naftalis & Frankel, LLP                  581.81
                                                                                      -------------------
Total 31 - 60                                                                                  51,577.31

greater than 60
                            12/12/2001    Ameritech                                               553.51 In dispute
                            01/12/2001    ADP, Inc.                                             3,632.62 In dispute
                                                                                                         Will be paid upon
                            03/28/2002    Kramer Levin Naftalis & Frankel LLP                  86,491.13 confirmation and
                                                                                                         submission of final fee
                                                                                                         application

                                                                                                         Will be paid upon
                            12/16/2002    Squire, Sanders & Dempsey LLP                         7,958.40 confirmation and
                                                                                                         submission of final fee
                                                                                                         application

                                                                                                         Will be paid upon
                            12/02/2002    Nadler Nadler & Burdman Co.                           2,190.30 confirmation and
                                                                                                         submission of final fee
                                                                                                         application
                                                                                      -------------------
Total greater than 60                                                                        100,825.96
                                                                                      -------------------
TOTAL                                                                                         262,890.38
                                                                                      ===================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                 Form 5
MONTHLY CASH STATEMENT                                     Case Number 00-43726
FOR THE MONTH ENDED MAY 31, 2003


                                 NATIONAL CITY                         NATIONAL CITY     NATIONAL CITY
                                 DISBURSEMENT         LOCKBOX          DISBURSEMENT        INVESTMENT
 BEGINNING BOOK BALANCE           $ (46,546)         $      -          $  775,164        $ 57,785,503
 ADJUSTMENT                               -                 -                   -                   -
 RECEIPTS                                 -            93,128             104,767                   -
 TRANSFERS RECEIVED                 156,543                 -             276,128                   -
                              ------------------------------------------------------------------------
 BALANCE AVAILABLE                  109,997            93,128           1,156,059          57,785,503
 DISBURSEMENTS                     (121,176)                -            (380,484)                  -
 TRANSFERS SENT                           -           (93,128)                  -            (228,503)
                              ------------------------------------------------------------------------
 ENDING BOOK BALANCE              $ (11,179)         $      -          $  775,574        $ 57,557,000
                              ========================================================================



Attach copies of the most recent reconciled bank statements from each account.

DISBURSEMENT ACCOUNT:
Name & Address                   National City Bank
                                 527 Chartiers Ave.
                                 McKees Rocks, Pa  15136
Account Number                     658765800       Based on account availability National City Bank invests the balance in an overnight Euro Investment

LOCKBOX ACCOUNT:
Name & Address                   National City Bank
                                 PO Box 951288
                                 Cleveland, Ohio 44193
Account number                   951288

INVESTMENT ACCOUNT
Name and Address                 Dreyfus Gov't Cash Management Account
                                 National City Bank
                                 Pittsburgh, Pa. 15222
Account Number                   4603941

Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

PETTY CASH:                      $          594

Date:                             June 17, 2003

Signature:                       /s/ Conni K. McIsaac
                                 ----------------------------------------------
                                     Debtor in Possession


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION--CORPORATE                    FORM 5
                                                            Case Number 00-43726

Daily Summary of Cash Receipts for the month of April 2003

                                                              NATIONAL CITY
      DATE           DISBURSEMENT              LOCKBOX         INVESTMENT
      ----           ------------              -------         ----------
            1                                $     6,832       $   45,503
            2                                          -
            3                                          -
            4                                          -
            5                                      5,000
            6                                          -
            7                                          -
            8                                          -
            9                                          -
           10                                          -
           11                                          -
           12                                          -
           13                                          -
           14                                     15,090
           15
           16
           17                                          -
           18                                          -
           19                                          -
           20                                          -
           21                                     51,988
           22                                          -
           23                                          -
           24                                          -
           25                                          -
           26                                          -
           27                                          -
           28                                     14,218
           29
           30
           31                                          -
Interest                                                           59,263


              ------------------------------------------------------------
Total          $               $ -           $    93,128       $  104,767
              ============================================================


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION - CORPORATE                                   FORM 5
Daily Summary of Cash Disbursements for the month of May 2003               Case Number 00-43726
Note: Disbursements equal checks written and other payments to vendors.


                              NATIONAL CITY                                          NATIONAL CITY
            DATE                 CHECKS               LOCKBOX        INVESTMENT      DISBURSEMENT
            -----                -------             --------      ------------      ------------
                 1                                                                      $ 6,267
                 2                     -                                                    773
                 3                     -                                                      -
                 4                     -                                                      -
                 5                                                                          750
                 6                                                                       30,015
                 7                     -                                                  8,673
                 8                25,676                                                 53,608
                 9                                                                           74
                10                     -                                                      -
                11                                                                            -
                12                                                                       47,529
                13                                                                       19,887
                14                     -                                                  7,209
                15                                                                        4,903
                16                79,448                                                    455
                17                     -                                                      -
                18                                                                            -
                19                                                                        7,744
                20                                                                       14,268
                21                     -                                                 61,350
                22                                                                          851
                23                 5,599                                                  1,175
                24                                                                            -
                25                     -                                                      -
                26                                                                            -
                27                     -                                                 98,807
                28                     -                                                  1,138
                29                                                                       13,712
                30                 9,635                                                     94
                31                   817                                                      -
 UPS
 NSF Checks                                                                                   -
 Analysis charge                                                                          1,202
                   -----------------------------------------------------------------------------
 Total                         $ 121,176                 $ -           $ -            $ 380,484
                   =============================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION - CORPORATE                  FORM 5
                                                           Case Number 00-43726

Daily Summary of cash transfers for the month of May 2003
Note:  Transfers represent funds transferred from/to other Bank Accounts


 TRANSFERRED FROM:                                                    NATIONAL CITY              EURO            NATIONAL CITY
          DATE              DISBURSEMENT           LOCKBOX             INVESTMENT             OVERNIGHT          DISBURSEMENT
          -----             -------------          --------            -----------            ----------         ------------
                      1      $        -           $ 6,832                $ 45,503               $    -               $    -
                      2                                -                        -
                      3                                -
                      4                                -
                      5                            5,000
                      6                                -
                      7                                -
                      8                                -
                      9                                -
                     10                                -
                     11                                -
                     12                                -
                     13                                -
                     14                           15,090
                     15                                -
                     16                                -
                     17                                -
                     18                                -
                     19                                -
                     20                                -
                     21                           51,988
                     22                                -
                     23                                -
                     24                                -
                     25                                -
                     26                                -
                     27                                -
                     28                           14,218                       -                     -
                     29                                -
                     30                                -
                     31                                -
 To Disbursement account                                                  183,000
 Interest
 Adj for Euro month end difference                                                                   -
 To Investment Account                                                                                                    -
                           ------------------------------------------------------------------------------------------------
 Total                       $        -           $93,128               $ 228,503               $    -               $    -
                           ================================================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION - CORPORATE                  FORM 5
                                                           Case Number 00-43726

 Daily Summary of cash transfers for the month of May 2003
 Note:  Transfers represent funds transferred from/to other Bank Accounts

 TRANSFERRED TO:                                                        NATIONAL CITY           EURO      NATIONAL CITY
        DATE                    DISBURSEMENT           LOCKBOX            INVESTMENT          OVERNIGHT    DISBURSEMENT
        -----                   -------------          -------            ----------         ----------    ------------
                         1          $ 6,267.11          $    -               $    -              $    -     $ 6,832.39
                         2                 773                                                                       -
                         3                   -                                                                       -
                         4                   -                                                                       -
                         5                 750                                                                   5,000
                         6              30,015                                                                       -
                         7               1,901                                                                       -
                         8                   -                                                                       -
                         9                  74                                                                       -
                        10                   -                                                                       -
                        11                   -                                                                       -
                        12               1,289                                                                       -
                        13              11,634                                                                       -
                        14               7,209                                                                  15,090
                        15               4,903                                                                       -
                        16                 455                                                                       -
                        17                   -                                                                       -
                        18                   -                                                                       -
                        19               7,744                                                                       -
                        20               5,237                                                                       -
                        21              61,350                                                                  51,988
                        22                 851                                                                       -
                        23               1,175                                                                       -
                        24                   -                                                                       -
                        25                   -                                                                       -
                        26                   -                                                                       -
                        27                   -                                                                       -
                        28               1,138                                                                  14,218
                        29              13,712                                                                       -
                        30                  67                                    -                                  -
                        31                   -                                                                       -
 From Investment Account                                                                                       183,000
 Interest
 Adj for Euro month-end difference
 To investment account
                        -----------------------------------------------------------------------------------------------
 Total                               $ 156,543          $    -               $    -              $    -     $ 276,128
                        ===============================================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION - CORPORATE                  FORM 5
                                                           Case Number 00-43726

MONTHLY BANK RECONCILIATION - NATIONAL CITY DISBURSEMENT ACCOUNT
MAY 31, 2003

Balance per Bank                                                                $775,574.39

Less:  Outstanding Checks
04/25/03                                   8347               140.93
05/23/03                                   8429             1,178.05
05/23/03                                   8434               225.00
05/30/03                                   8435             2,510.20
05/30/03                                   8436               210.59
05/30/03                                   8437                42.44
05/30/03                                   8438                63.09
05/30/03                                   8439               220.40
05/30/03                                   8440             4,190.50
05/30/03                                   8441             1,508.00
05/30/03                                   8442               655.13
05/30/03                                   8443               234.54
                                          ---------------------------
                                                                                  11,178.87
                                                                            ----------------
Balance per Books @ 5/31/03                                                    $ 764,395.52
                                                                            ================

National City Disbursements Corp                                                 (11,178.87)
National City Disbursements Subs                                                 775,594.39
                                                                            ----------------
                                                                               $ 764,415.52
                                                                            ================



Note: National City Lockbox, Investment and Euro Overnight account book balances agree to bank balances.

 DANVID WINDOW COMPANY                                                   Form 5
 Monthly Cash Statement                                    Case Number 00-43726
 For the month ending May 31, 2003


                                              General              Payroll             Lockbox
 Beginning book balance                      $ (31,999)           $ 25,892                  $ -
 Receipts                                       16,294                   -                    -
 Transfers received                              3,865              29,221                    -
                                  --------------------------------------------------------------
 Balance available                             (11,840)             55,113                    -
 Disbursements                                  (4,235)            (44,727)                   -
 Transfers sent                                      -                   -                    -
                                  --------------------------------------------------------------
 Ending book balance                         $ (16,075)           $ 10,386                  $ -
                                  ==============================================================


 Attach copies of the most recent reconciled bank statements from each account.

 GENERAL ACCOUNT:
 Name and Address:                 National City Bank of PA
                                   527 Chartiers Avenue
                                   McKees Rocks, PA  15136
 Account Number:                  0658765843

 PAYROLL ACCOUNT:
 Name and Address:                 Bank of America
                                   P.O. Box 798
                                   Witchita, KS  67201
 Account Number:                  1390059896

 LOCKBOX ACCOUNT:
 Name and Address:                 National City Bank of PA
                                   4100 West 150th Street
                                   Cleveland, OH  44135
 Account number:                  951286

 Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)



 Date:                            June 17, 2003

 Signature:                        /s/ Conni K. McIsaac
                                  -----------------------------------------
                                   Debtor in Possession

 DANVID WINDOW COMPANY                                                    Form 5
                                                            Case Number 00-43726

 Daily Summary of Cash Receipts for the month of May 2003

        Date              General           Payroll            Lockbox
       -----             --------          --------            -------
           1            $      -           $      -            $     -
           2
           3
           4
           5
           6
           7
           8
           9
          10
          11
          12                  50
          13
          14
          15
          16
          17
          18
          19
          20
          21
          22
          23
          24
          25
          26
          27
          28
          29
          30
          31                  27
 Void Checks              11,654
 Adjustment                4,563
                  ---------------------------------------------------------
 Total                  $ 16,294           $      -            $     -
                  =========================================================

 DANVID WINDOW COMPANY                                                    Form 5
                                                            Case Number 00-43726
 Daily Summary of Cash Disbursements for the month of May 2003
 Note: Disbursements equals checks written and other bank transfers.

    Date              General             Payroll             Lockbox
    ----              -------             -------             -------
         1            $     -             $     -             $     -
         2
         3
         4
         5
         6
         7
         8
         9
        10
        11
        12
        13
        14
        15
        16
        17
        18
        19
        20
        21
        22
        23
        24
        25
        26
        27
        28
        29                                 30,979
        30                                 17,557
        31
 Fees                                       3,082
 UPS Charges            4,235
 Adjustment                                (6,891)
                   ------------------------------------------------------------
 Total                $ 4,235             $44,727             $     -
                   ============================================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726
Daily Summary of cash transfers for the month of May 2003
Disbursements from:

    Date            General             Payroll             Lockbox
    ----            -------             -------             -------
            1       $     -             $     -             $     -
            2
            3
            4
            5
            6
            7
            8
            9
           10
           11
           12
           13
           14
           15
           16
           17
           18
           19
           20
           21
           22
           23
           24
           25
           26
           27
           28
           29
           30
           31
              ------------------------------------------------------------
 Total              $     -             $     -             $     -
              ============================================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726
Daily Summary of cash transfers for the month of May 2003
Disbursements to:

      Date              General             Payroll             Lockbox
      ----              -------             -------             -------
          1             $     -                                 $     -
          2
          3
          4
          5
          6
          7
          8
          9
         10
         11
         12
         13
         14
         15
         16
         17
         18
         19
         20
         21
         22
         23
         24
         25
         26
         27
         28
         29                                  29,221
         30
         31
 UPS Charges              3,865
                   ------------------------------------------------------------
 Total                  $ 3,865             $29,221             $     -
                   ============================================================

                        MONTHLY STATEMENT OF COMPENSATION         FORM 6 (6/92)
                        ---------------------------------
                    For the Period : May 1 thru May 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.


Name:         GEORGE HOFMEISTER                                             Capacity:    _________                Principal
                                                                                         _________                Officer
                                                                                         _____X___                Director
                                                                                         _________                Insider

Detailed Description of Duties:        CHAIRMAN OF THE BOARD



Current Compensation Paid:             NONE        Weekly           or      Monthly

                                                   ---------                ---------

Current Benefits Received:             NONE        Weekly           or      Monthly

              Health Insurance
                                                   ---------                ---------
              Life Insurance
                                                   ---------                ---------
              Retirement
                                                   ---------                ---------
              Company Vehicle
                                                   ---------                ---------
              Entertainment
                                                   ---------                ---------
              Travel
                                                   ---------                ---------
              Other Benefits
                                                   ---------                ---------

CURRENT TOTAL:                         NONE
                                                   Weekly           or      Monthly

                                                   ---------                ---------





Dated:        _________                            ___________ _________ _____________
                                                   Principal, Officer, Director, Insider

                        MONTHLY STATEMENT OF COMPENSATION          FORM 6 (6/92)
                        ---------------------------------
                    For the Period : May 1 thru May 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:         JOSEPH DOMINIJANNI                                             Capacity:      _________                Principal
                                                                                            _____X___                Officer
                                                                                            _____X___                Director
                                                                                            _________                Insider

Detailed Description of Duties:        INTERIM PRESIDENT AND CEO TREASURER



Current Compensation Paid:                          Weekly           or      Monthly
                                                                            25,000.00
                                                    ---------              ----------

Current Benefits Received:                          Weekly           or      Monthly

              Health Insurance                                                      -
                                                    ---------              ----------
              Life & Disability Insurance                                      415.75
                                                    ---------              ----------
              Retirement                                                            -
                                                    ---------              ----------
              Company Vehicle                                                  650.00
                                                    ---------              ----------
              Entertainment
                                                    ---------              ----------
              Travel, Food, Lodging
                                                    ---------              ----------
              Other Benefits
                                                    ---------              ----------

CURRENT TOTAL:
                                                    Weekly           or      Monthly

                                                                            26,065.75
                                                    ---------              ----------


Dated:        _________                             ___________ ___________ _____________
                                                    Principal, Officer, Director, Insider

                 MONTHLY STATEMENT OF COMPENSATION FORM 6 (6/92)
                        ---------------------------------
                    For the Period : May 1 thru May 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.


Name:         JONATHAN K. SCHOENIKE                                         Capacity:             _________      Principal
                                                                                                  _____X___      Officer
                                                                                                  _________      Director
                                                                                                  _________      Insider

Detailed Description of Duties:        GENERAL COUNSEL AND SECRETARY



Current Compensation Paid:                         Weekly           or      Monthly
                                                                             13,333.34
                                                   ---------                ----------

Current Benefits Received:                         Weekly           or      Monthly

              Health Insurance                                                       -
                                                   ---------                ----------
              Life & Disability Insurance                                       153.75
                                                   ---------                ----------
              Retirement                                                             -
                                                   ---------                ----------
              Company Vehicle                                                   450.00
                                                   ---------                ----------
              Entertainment                                                          -
                                                   ---------                ----------
              Travel, Food, Lodging                                                  -
                                                   ---------                ----------
              Other Benefits                                                     79.32 cell phone
                                                   ---------                ----------

CURRENT TOTAL:
                                                   Weekly           or      Monthly

                                                                             14,016.41
                                                   ---------                ----------


Dated:        _________                            ____________ _________ _______________
                                                   Principal, Officer, Director, Insider

                        MONTHLY STATEMENT OF COMPENSATION          FORM 6 (6/92)
                        ---------------------------------
                    For the Period : May 1 thru May 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.


Name:         DOUGLAS J. THOMAS                                             Capacity:               _________          Principal
                                                                                                    _____X___          Officer
                                                                                                    _________          Director
                                                                                                    _________          Insider

Detailed Description of Duties:        CHIEF FINANCIAL OFFICER



Current Compensation Paid:                         Weekly           or      Monthly
                                                                           7,083.00
                                                -----------              ----------

Current Benefits Received:                         Weekly           or      Monthly

              Health Insurance
                                                -----------              ----------
              Life Insurance
                                                -----------              ----------
              Retirement
                                                -----------              ----------
              Company Vehicle
                                                -----------              ----------
              Entertainment
                                                -----------              ----------
              Travel, Food, Lodging
                                                -----------              ----------
              Other Benefits
                                                -----------              ----------

CURRENT TOTAL:
                                                   Weekly           or      Monthly

                                                                           7,083.00
                                                -----------              ----------




Dated:        _________                          ____________ _________ ________________
                                                   Principal, Officer, Director, Insider

                        MONTHLY STATEMENT OF COMPENSATION          FORM 6 (6/92)
                        ---------------------------------
                    For the Period : May 1 thru May 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.


Name:         DAVID J. WOLFE, JR.                                           Capacity:     _________                Principal
                                                                                          _____X___                Officer
                                                                                          _________                Director
                                                                                          _________                Insider

Detailed Description of Duties:        ASSISTANT GENERAL COUNSEL AND ASSISTANT SECRETARY (RESIGNATION DATE 5/31/03)



Current Compensation Paid:                         Weekly           or      Monthly
                                                                                 56,659.21 Salary, retention bonus, vacation pay
                                               -------------                --------------

Current Benefits Received:                         Weekly           or      Monthly

              Health Insurance                                                 -
                                               -------------                --------------
              Life & Disability Insurance                                           117.85
                                               -------------                --------------
              Retirement                                                       -
                                               -------------                --------------
              Company Vehicle                                                       450.00
                                               -------------                --------------
              Entertainment                                                    -
                                               -------------                --------------
              Travel, Food, Lodging                                            -
                                               -------------                --------------
              Other Benefits                                                          63.09 cell phone, internet access
                                               -------------                --------------

CURRENT TOTAL:
                                                   Weekly           or      Monthly

                                                                                 57,290.15
                                               -------------                --------------


Dated:        _________                            ____________ _________ ________________
                                                   Principal, Officer, Director, Insider